SEC File No. 333-83071


                        PILGRIM VARIABLE INSURANCE TRUST

                          SUPPLEMENT DATED MAY 17, 2001
               TO THE PILGRIM VARIABLE INSURANCE TRUST PROSPECTUS
                                DATED MAY 1, 2001

Effective May 5, 2001, ING Pilgrim Investments, LLC, the Fund's Adviser, began managing the Pilgrim VIT Global Brand Names Fund (the "Fund") series of Pilgrim Variable Insurance Trust, directly under its existing Investment Management
Agreement. ING Investment Management Advisors B.V. no longer serves as Sub-Adviser of the Fund.

Effective May 5, 2001, the following persons share responsibility for the day-to-day management of the Fund:

     Mary Lisanti is Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim Investments, LLC ("ING Pilgrim Investments"). Prior to joining ING Pilgrim Investments in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein is Senior Vice President of ING Pilgrim Investments. Prior to joining ING Pilgrim Investments in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

     Richard T. Saler is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim Investments. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000).

     Philip A. Schwartz is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim Investments. Prior to joining ING Pilgrim Investments in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim Investments' parent company in July
     2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.
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On May 9, 2001,  the Board of  Trustees  of  Pilgrim  Variable  Insurance  Trust
approved the following measures, which were effective on May 9, 2001:

1. A change in the name of the Fund to "Pilgrim VIT Worldwide Growth Fund."

2. A change in the Fund's investment strategy. The Board approved a change to the Fund's investment strategy that would expand the scope of companies in which the Fund normally invests. Previously, the Fund invested primarily in companies with well-recognized franchises which have a global presence and derive most of their revenue from consumer goods. The change approved by the Board will permit the Fund to invest in companies other than brand name companies which the portfolio managers believe have significant prospects for earnings growth.

The following disclosure replaces the disclosure under "Global Brand Names Fund -- Investment Strategy" on page 3 of the Prospectus:

     Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

     INTERNATIONAL COMPONENT. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

     U.S.  COMPONENT.  The Fund normally  invests in equity  securities of large
     U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2000, this meant market capitalizations in the range of $9.1 billion to $475 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

     The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

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
     From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

The portfolio may incur significant turnover in connection with a restructuring of the Fund's holdings to reflect the Fund's new investment strategies. Such restructuring may result in increased transactional costs for the Fund, and may result in accelerated capital gain distributions as a result of the turnover.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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